EXHIBIT 10.1

EXECUTION COPY

EIGHTH AMENDMENT TO
RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT

THIS EIGHTH AMENDMENT TO RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT dated as of September 23, 2020 (this “Amendment”) is entered into among FLOWERS FINANCE II, LLC, a Delaware limited liability company (the “Borrower”), FLOWERS FOODS, INC., a Georgia corporation (the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., COÖPERATIEVE RABOBANK U.A. (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank”), as Facility Agent for the Nieuw Amsterdam Lender Group and as a Committed Lender, REGIONS BANK, as Facility Agent for the Regions Bank Lender Group and as a Committed Lender, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank”, New York Branch), as administrative agent (the “Administrative Agent”) for each of the Lenders.

RECITALS

WHEREAS, reference is made to that certain Receivables Loan, Security and Servicing Agreement dated as of July 17, 2013, as amended by First Amendment to Receivables Loan, Security and Servicing Agreement dated as of August 7, 2014, by Second Amendment to Receivables Loan, Security and Servicing Agreement dated as of December 17, 2014, by Third Amendment and Waiver to Receivables Loan, Security and Servicing Agreement dated as of August 20, 2015, by Fourth Amendment to Receivables Loan, Security and Servicing Agreement dated as of September 30, 2016, by Fifth Amendment to Receivables Loan, Security and Servicing Agreement dated as of September 28, 2017, by Sixth Amendment to Receivables Loan, Security and Servicing Agreement dated as of September 27, 2018 and by Seventh Amendment to Receivables Loan, Security and Servicing Agreement dated as of September 27, 2019 (as so amended, the “Existing Loan Agreement” and, as amended by this Amendment and as otherwise amended, supplemented or modified from time to time, the “Loan Agreement”) among the parties to this Amendment.  Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Loan Agreement; and

WHEREAS, the parties to this Amendment have agreed to amend the Existing Loan Agreement, all on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

SECTION 1.Amendments to Existing Loan Agreement.  Effective as of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Loan Agreement is hereby amended as follows:

(a)the definition of “Facility Termination Date” appearing in Annex I to the Existing Loan Agreement is hereby amended and restated as follows:

“Facility Termination Date” means the earlier to occur of September 27, 2022 and the Early Termination Date.

(b)Schedule I to the Existing Loan Agreement is hereby amended and restated as attached hereto.

SECTION 2.Conditions Precedent.  The amendments set forth in Section 1 above shall become effective as of the date hereof (the “Effective Date”) when:

(a) the Administrative Agent shall have received counterpart signature pages to this Amendment executed by each of the parties to this Amendment,

(b) the receipt by the Administrative Agent of counterpart signature pages to the Fourth Amended and Restated Fee Letter dated as of the date hereof (the “Amended Fee Letter”) between the Borrower and the Administrative Agent executed by each of the parties thereto, and

(c) each Committed Lender shall have received the amendment fee as set forth in the Amended Fee Letter.

SECTION 3.Representations and Warranties of the Borrower.  Each of the Borrower and the Servicer hereby represents and warrants to each Lender, each Facility Agent and the Administrative Agent that, on and as of the date hereof:

(a)this Amendment has been duly executed and delivered by it, and this Amendment and the Existing Loan Agreement as amended hereby constitute, the legal, valid and binding obligations of it enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law); and

(b)the representations and warranties of it contained in the Loan Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date; and

(c)immediately after giving effect to this Amendment, no Amortization Event or Event of Default shall have occurred and be continuing.

SECTION 4.Miscellaneous.

(a)This Amendment may be amended, modified, terminated or waived only as provided in Section 10.05 of the Loan Agreement.

(b)Except as expressly modified as contemplated hereby, the Loan Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed.  This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Loan Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder.  This Amendment shall constitute a Transaction Document.

(c)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Loan Agreement.

(d)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic image scan transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

(e)The provisions of this Amendment are intended to be severable.  If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(f)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(g)EACH OF THE BORROWER, THE SERVICER, THE ADMINISTRATIVE AGENT, THE FACILITY AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent

By:	/s/ Jinyang Wang
Name: Jinyang Wang
Title: Vice President

By:	/s/ Christopher Lew
Name: Christopher Lew
Title: Managing Director

COÖPERATIEVE RABOBANK U.A., as Committed Lender and Nieuw Amsterdam Facility Agent

By:	/s/ Jinyang Wang
Name: Jinyang Wang
Title: Attorney in Fact

By:	/s/ Christopher Lew
Name: Christopher Lew
Title: Attorney in Fact

[Signature Page to Eighth Amendment to Receivables Loan, Security and Servicing Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.

Intertrust
Management
B.V.
	By:	/s/ E.M. van Ankeren	/s/ S. van Ulsen
		Name: E.M. van Ankeren	S. van Ulsen
		Title: Director	Proxyholder

[Signature Page to Eighth Amendment to Receivables Loan, Security and Servicing Agreement]

REGIONS BANK, as Committed Lender and Regions Bank Facility Agent

By:	/s/ Cecil Noble
Name: Cecil Noble
Title: Managing Director

[Signature Page to Eighth Amendment to Receivables Loan, Security and Servicing Agreement]

FLOWERS FINANCE II, LLC, as Borrower

By:	/s/ J.T. Rieck
Name: J.T. Rieck
Title: Treasurer

FLOWERS FOODS, INC., as Servicer

By:	/s/ R. Steve Kinsey
Name: R. Steve Kinsey
Title: Chief Financial & Accounting Officer

[Signature Page to Eighth Amendment to Receivables Loan, Security and Servicing Agreement]

SCHEDULE I
to
Receivables Loan, Security
and Servicing Agreement

List of Special Obligors and Special Obligor Concentration Limits

Special Obligor	Special Concentration Limit
Wal-Mart Stores, Inc.	17.5%
Publix Supermarkets Inc.	7.5%